UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 30, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 30, 2021, BeiGene, Ltd. (the “Company” or “BeiGene”) issued a press release announcing the pricing of its initial public offering on the Science and Technology Innovation Board (the “STAR Market”) of the Shanghai Stock Exchange in China. A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

On December 2, 2021, the Company issued a press release announcing that the China National Medical Products Administration (NMPA) has approved SYLVANT® (siltuximab for injection) for the treatment of adult patients with multicentric Castleman disease (MCD) who are human immunodeficiency virus (HIV) negative and human herpes virus-8 (HHV-8) negative, also known as idiopathic MCD (iMCD). A copy of this press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

On December 2, 2021, the Company issued a press release announcing that three of its medicines have been added to the most recent National Reimbursement Drug List (“NRDL”) in China by the National Healthcare Security Administration. BeiGene-discovered medicines in the updated NRDL include: anti-PD-1 antibody tislelizumab in three new indications, including in lung and liver cancers; BTK inhibitor BRUKINSA® (zanubrutinib) in one new indication; and the initial listing for PARP inhibitor pamiparib. The changes to the NRDL will be effective on January 1, 2022. A copy of this press release is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1
Press Release titled "BeiGene Announces Pricing of its RMB22.2 billion (US$3.5 billion) Initial Public Offering on the STAR Market of the Shanghai Stock Exchange in China", issued by BeiGene, Ltd. on November 30, 2021.

99.2
Press Release titled "BeiGene and EUSA Pharma Announce NMPA Approval of SYLVANT® (Siltuximab for Injection) in China for Idiopathic Multicentric Castleman Disease", issued by BeiGene, Ltd. on December 2, 2021.

99.3
Press Release titled "BeiGene Announces Inclusion in the China National Reimbursement Drug List (NRDL) of Tislelizumab in Three New Indications, BRUKINSA® (zanubrutinib) in One New Indication, and the First Listing for Pamiparib", issued by BeiGene, Ltd. on December 2, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1
Press Release titled "BeiGene Announces Pricing of its RMB22.2 billion (US$3.5 billion) Initial Public Offering on the STAR Market of the Shanghai Stock Exchange in China", issued by BeiGene, Ltd. on November 30, 2021.

99.2
Press Release titled "BeiGene and EUSA Pharma Announce NMPA Approval of SYLVANT® (Siltuximab for Injection) in China for Idiopathic Multicentric Castleman Disease", issued by BeiGene, Ltd. on December 2, 2021.

99.3
Press Release titled "BeiGene Announces Inclusion in the China National Reimbursement Drug List (NRDL) of Tislelizumab in Three New Indications, BRUKINSA® (zanubrutinib) in One New Indication, and the First Listing for Pamiparib", issued by BeiGene, Ltd. on December 2, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: December 6, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel